                                                                    EXHIBIT 99.1


                              [VERITAS LETTERHEAD]

VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.527.8000

FOR IMMEDIATE RELEASE

           VERITAS(R) SOFTWARE REPORTS RECORD FOURTH QUARTER RESULTS;
                REVENUE UP 64% TO $370.1 MILLION FOR THE QUARTER

                         Sequential Revenue Grows by 17%

MOUNTAIN VIEW, CALIF. - JANUARY 24, 2001 - VERITAS Software Corporation (Nasdaq:
VRTS), The Data Availability Company, today announced record financial results for its fourth quarter ended December 31, 2000. The Company achieved fourth quarter revenue of $370.1 million, an increase of 64% over last year's fourth quarter revenue of $226.2 million. Pro forma net income, excluding purchase accounting adjustments, increased to $83.9 million in the fourth quarter from $50.7 million for the same period in the prior year, a 65% increase. Diluted pro forma net income per share for the fourth quarter was a record $0.19, up 58% from $0.12 for the same period last year.

For the fourth quarter, on an as-reported basis with purchase accounting adjustments for acquisitions, VERITAS Software reported a net loss of $125.0 million, or $0.31 per share, compared with a net loss of $170.6 million, or $0.44 per share for the prior period. Included in the current period's net loss is a reversal of $4.3 million of previously recorded acquisition and restructuring costs. Purchase accounting amortization amounted to $235.3 million in the current quarter and $235.2 million in last year's fourth quarter.

"We concluded the year with record revenue and we are very optimistic about our growth potential for 2001," said Gary Bloom, chief executive officer and president, VERITAS Software. "Data is a critical business imperative, and VERITAS Software has established itself as the de facto industry standard for continuous data availability. We continue to see strong demand for VERITAS Software technology and with our expanding products and platforms we are well prepared to be the leading strategic supplier of solutions to protect our customers' vital business information."

On a pro forma basis for the years ended December 31, 2000 and 1999, VERITAS Software had revenue of $1,207 million and $700 million, respectively, a 72% year-over-year increase. Pro forma net income increased to $263 million from pro forma net income of $147 million in the prior year, a 79% increase. Pro forma diluted net income per share was $0.60, compared with $0.35 for the prior year, a 71% increase.

The Company's as-reported revenue for the year ended December 31, 2000 was $1,207 million, compared with $596 million for the prior year. For the year, VERITAS Software reported a net loss of $620 million, or $1.55 per share, compared with a net loss of $503 million, or $1.59 per share for the prior year.


                                     -more-

VERITAS Software Q4'00 Earnings Release
Page 2 of 5


"Our exceptional results for the fourth quarter again demonstrated balanced growth, with significant contributions coming from all channels, regions and product lines," said Ken Lonchar, senior vice president and chief financial officer, VERITAS Software. "We also demonstrated great cash flow during the quarter, with our December 31, 2000 cash and long term investments balance at $1.3 billion. The Company added almost 50% to its deferred revenue balance in the quarter, and ended the year at $201 million. Financially, we are extremely well positioned entering 2001."

The Company has added an additional financial table to its earnings releases:
"Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of Seagate Software NSMG and TeleBackup Systems assuming the companies had been combined at the beginning of the period.

The Company will host a conference call on Wednesday, January 24 at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to discuss its results. The conference call will be broadcast live via the Internet at www.nasdaq.com. The conference call will also be available live in a listen-only format at 212-271-4601 or 416-641-6446. The replay number for the call is 800-633-8284 or 858-812-6440
(#17493420).

ABOUT VERITAS SOFTWARE THE DATA AVAILABILITY COMPANY(TM)

VERITAS Software Corporation (Nasdaq:VRTS) provides essential data availability software solutions that enable customers to protect and access their business-critical data for Business Without Interruption(TM). The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 527-8000. Fax: (650) 527-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com.

                                       ###

FOR FURTHER INFORMATION CONTACT:

Ken Lonchar, Senior Vice President and CFO, VERITAS Software
(650) 527-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software
(650) 527-4047, dave.galiotto@veritas.com

Erin Jones, Public Relations Director, VERITAS Software
(805) 783-4528, erin.jones@veritas.com

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of our products and services, our ability to maintain the quality of our end-user customer and partnering relationships, and our ability to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

VERITAS Software Q4'00 Earnings Release
Page 3 of 5

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                    THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                                        DECEMBER 31,              DECEMBER 31,
                                                   ----------------------    ----------------------
                                                      2000        1999          2000          1999
                                                   ---------    ---------    -----------    ---------
Net revenue:
  User license fees ............................   $ 301,271    $ 191,289    $   987,363    $ 597,008
  Services .....................................      68,810       34,870        219,965      103,019
                                                   ---------    ---------    -----------    ---------
     TOTAL NET REVENUE .........................     370,081      226,159      1,207,328      700,027
COST OF REVENUE:

  User license fees ............................      11,532       10,062         40,779       26,373
  Services .....................................      25,797       12,593         85,968       39,606
                                                   ---------    ---------    -----------    ---------
     TOTAL COST OF REVENUE .....................      37,329       22,655        126,747       65,979
                                                   ---------    ---------    -----------    ---------
GROSS PROFIT ...................................     332,752      203,504      1,080,581      634,048
OPERATING EXPENSES:

  Selling and marketing ........................     133,206       82,699        443,834      261,089
  Research and development .....................      55,255       31,187        175,901      109,539
  General and administrative ...................      24,929       12,754         77,900       43,250
                                                   ---------    ---------    -----------    ---------
     TOTAL OPERATING EXPENSES ..................     213,390      126,640        697,635      413,878
                                                   ---------    ---------    -----------    ---------
Income from operations .........................     119,362       76,864        382,946      220,170
Interest and other income, net .................      19,931        9,883         59,619       24,723
Interest expense ...............................      (8,253)      (7,516)       (31,567)     (15,664)
                                                   ---------    ---------    -----------    ---------
Income before income taxes .....................     131,040       79,231        410,998      229,229
Provision for income taxes .....................      47,174       28,523        147,959       82,523
                                                   ---------    ---------    -----------    ---------
PRO FORMA NET INCOME ...........................   $  83,866    $  50,708    $   263,039    $ 146,706
                                                   =========    =========    ===========    =========
PRO FORMA NET INCOME PER SHARE - BASIC .........   $    0.21    $    0.13    $      0.66    $    0.38
                                                   =========    =========    ===========    =========
PRO FORMA NET INCOME PER SHARE - DILUTED .......   $    0.19    $    0.12    $      0.60    $    0.35
                                                   =========    =========    ===========    =========
SHARES USED IN PER SHARE CALCULATION - BASIC ...     401,209      389,410        400,034      383,029
                                                   =========    =========    ===========    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED .     434,305      432,436        436,801      422,436
                                                   =========    =========    ===========    =========

The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of NSMG and TeleBackup assuming the companies had been combined at the beginning of the period. Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, in-process research and development costs, acquisition and restructuring costs, and related adjustments for income tax provisions.

VERITAS Software Q4'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                         DECEMBER 31,             DECEMBER 31,
                                                   ----------------------    ----------------------
                                                      2000         1999          2000         1999
                                                   ---------    ---------    -----------    ---------
                                                         (UNAUDITED)
Net revenue:
  User license fees .............................. $ 301,271    $ 191,289    $   987,363    $ 498,014
  Services .......................................    68,810       34,870        219,965       98,098
                                                   ---------    ---------    -----------    ---------
     TOTAL NET REVENUE ...........................   370,081      226,159      1,207,328      596,112
COST OF REVENUE:

  User license fees ..............................    11,532       10,062         40,779       20,735
  Services .......................................    25,797       12,593         85,968       38,161
  Amortization of developed technology ...........    15,553       15,395         62,054       35,659
                                                   ---------    ---------    -----------    ---------
     TOTAL COST OF REVENUE .......................    52,882       38,050        188,801       94,555
                                                   ---------    ---------    -----------    ---------
GROSS PROFIT .....................................   317,199      188,109      1,018,527      501,557

OPERATING EXPENSES:
  Selling and marketing ..........................   133,206       82,699        443,834      221,989
  Research and development .......................    55,255       31,187        175,901       94,477
  General and administrative .....................    24,929       12,754         77,900       34,185
  Amortization of goodwill and other intangibles .   219,757      219,760        879,032      510,943
  In-Process research and development ............      --           --             --        104,200
  Acquisition and restructuring costs ............    (4,260)        --           (4,260)      11,000
                                                   ---------    ---------    -----------    ---------
     TOTAL OPERATING EXPENSES ....................   428,887      346,400      1,572,407      976,794
                                                   ---------    ---------    -----------    ---------
Loss from operations .............................  (111,688)    (158,291)      (553,880)    (475,237)
Interest and other income, net ...................    19,931        9,883         59,619       23,328
Interest expense .................................    (8,253)      (7,516)       (31,567)     (15,659)
                                                   ---------    ---------    -----------    ---------
Loss before income taxes .........................  (100,010)    (155,924)      (525,828)    (467,568)
Provision for income taxes .......................    24,952       14,712         93,964       35,390
                                                   ---------    ---------    -----------    ---------
NET LOSS ......................................... $(124,962)   $(170,636)   $  (619,792)   $(502,958)
                                                   =========    =========    ===========    =========
NET LOSS PER SHARE - BASIC ....................... $   (0.31)   $   (0.44)   $     (1.55)   $   (1.59)
                                                   =========    =========    ===========    =========
NET LOSS PER SHARE - DILUTED ..................... $   (0.31)   $   (0.44)   $     (1.55)   $   (1.59)
                                                   =========    =========    ===========    =========
SHARES USED IN PER SHARE CALCULATION - BASIC .....   401,209      389,410        400,034      316,892
                                                   =========    =========    ===========    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED ...   401,209      389,410        400,034      316,892
                                                   =========    =========    ===========    =========

VERITAS Software Q4'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                (IN THOUSANDS)

                                                                  DECEMBER 31,    DECEMBER 31,
                                                                     2000            1999
                                                                  ----------      ----------
                                     ASSETS
Current assets:
  Cash and short-term investments ..........................      $1,119,449      $  692,381
  Accounts receivable, net .................................         186,863         132,180
  Deferred income taxes ....................................          38,017          23,803
  Other current assets .....................................          38,303          13,381
                                                                  ----------      ----------
     TOTAL CURRENT ASSETS ..................................       1,382,632         861,745
Long-term investments ......................................         136,111          65,036
Property and equipment .....................................         168,389          76,958
Goodwill and other intangibles .............................       2,285,320       3,226,749
Other non-current assets ...................................         110,382           2,789
                                                                  ----------      ----------
     TOTAL ASSETS ..........................................      $4,082,834      $4,233,277
                                                                  ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable .........................................      $   45,250      $   30,229
  Accrued compensation and benefits ........................          63,838          35,560
  Accrued acquisition and restructuring costs ..............          44,123          24,202
  Other accrued liabilities ................................          69,289          47,531
  Income taxes payable .....................................          34,454           6,804
  Deferred revenue .........................................         201,001          86,979
                                                                  ----------      ----------
     TOTAL CURRENT LIABILITIES .............................         457,955         231,305
NON-CURRENT LIABILITIES:

  Convertible subordinated notes ...........................         429,176         451,044
  Deferred and other income taxes ..........................         213,132         157,867
                                                                  ----------      ----------
     TOTAL NON-CURRENT LIABILITIES .........................         642,308         608,911
Stockholders' equity .......................................       2,982,571       3,393,061
                                                                  ----------      ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ............      $4,082,834      $4,233,277
                                                                  ==========      ==========